SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                              _____________________

                                     FORM 8-K

                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  September 3, 1997

                               JP FOODSERVICE, INC.
              (Exact name of registrant as specified in its charter)

              Delaware                0-24954            52-1634568
      (State of Incorporation)   (Commission File      (IRS Employer
                                  Number)              Identification
                                                       Number)

       9830 Patuxent Woods Drive
          Columbia, Maryland                                21046
      (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:  (410) 312-7100







         Item 5.   Other Events.

                   On September 3, 1997, JP Foodservice, Inc., a Dela-ware corporation (the "Registrant"), Hudson Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Acquisition Corp.") and Rykoff-Sexton, Inc., a Delaware corporation ("Rykoff") entered into Amendment No. 1 ("Amendment No. 1") to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 30, 1997, by and among the Registrant, Acquisition Corp. and Rykoff. Amendment No. 1 is attached as Exhibit 2.2 hereto and is hereby incorporated herein by reference.

                   Certain stockholders of Rykoff holding in the ag-gregate approximately 36.4% of the outstanding shares of Rykoff Common Stock on the date of the Merger Agreement have entered into an amended and restated support agreement, dated as of June 30, 1997 (the "Amended and Restated Support Agreement"), with the Registrant, pursuant to which, among other things, such stockholders have agreed to vote their shares of Rykoff Common Stock in favor of the approval and adoption of the Merger Agreement. The Amended and Restated Support Agreement amends and restates the Support Agreement set forth as Exhibit
         99.3 to the Current Report on Form 8-K of the Registrant dated as of June 30, 1997, is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                   The following exhibits are filed as part of this report:

         2.1 Agreement and Plan of Merger, dated as of June 30, 1997, by and among the Registrant, Rykoff-Sexton, Inc. and Hudson Acquisition Corp. (incorporated by reference to the Registrant's Current Report on Form 8-K, filed July 2, 1997, dated as of June 30, 1997).

         2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of September 3, 1997, by and among the Reg-istrant, Rykoff-Sexton, Inc. and Hudson Acquisition Corp.

         99.1 Amended and Restated Support Agreement, dated as of June 30, 1997, by and between the Registrant, on the one hand, and those stockholders of Rykoff set forth on the signature pages thereto, and acknowledged by Rykoff.







                                    SIGNATURE



                   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here-unto duly authorized.


         Dated:  September 9, 1997

                                      JP FOODSERVICE, INC.



                                      By:/s/ David M. Abramson
                                        Name:  David M. Abramson
                                        Title: Senior Vice President
                                               and General Counsel
































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                                 EXHIBIT INDEX

         Exhibit
         Number                   Description

         2.1 Agreement and Plan of Merger, dated as of June 30, 1997, by and among the Registrant, Rykoff-Sexton, Inc. and Hudson Acquisition Corp. (in-corporated by reference to the Registrant's Current Report on Form 8-K, filed July 2, 1997, dated as of June 30, 1997).

         2.2            Amendment No. 1 to Agreement and Plan of
                        Merger, dated as of September 3, 1997, by and among the Registrant, Rykoff-Sexton, Inc. and Hudson Acquisition Corp.

         99.1 Amended and Restated Support Agreement, dated as of June 30, 1997, by and among the Regis-trant, on the one hand, and those stockholders of Rykoff set forth on the signature pages thereto, on the other, and acknowledged by Rykoff.





























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